                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     August 25, 2000


                      Fleet Bank (RI), National Association
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

              United States                               333-38650-01                           050495490
------------------------------------------    -------------------------------------    -------------------------------
     (State or Other Jurisdiction of                (Commission File Number)            (IRS Employer Identification
             Incorporation)                                                                       Number)

                  111 Westminster Street
                 Providence, Rhode Island                                              02903
 ---------------------------------------------------------     -------------------------------------------------------
         (Address of Principal Executive Office)                                     (Zip Code)

Registrant's telephone number, including area code (401) 278-5451

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On August 25, 2000 the Fleet Credit Card Master Trust II issued its Class A 7.02% Asset Backed Certificates and its Class B Floating Rate Asset Backed Certificates.

Item 6.           Not Applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  Exhibits

                  4.1      Series 2000-C Supplement dated as of August 25, 2000.

                  10.1     ISDA Master Agreement dated August 25, 2000.

Item 8.           Not Applicable.

Item 9.           Not Applicable.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FLEET BANK (RI), NATIONAL ASSOCIATION
                                          On behalf of the Fleet Credit Card
                                          Master Trust II



                                        By:  /s/  Jeffrey A. Lipson
                                           -----------------------------------
                                        Name:  Jeffrey A. Lipson
                                        Title:   Vice President
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                                  EXHIBIT INDEX


Exhibit                            Description
-------                            -----------

4.1               Series 2000-C Supplement dated as of August 25, 2000.

10.1              ISDA Master Agreement dated August 25, 2000.